Investor Presentation May 2026

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321 Bandwidth: an attractive investment opportunity A global cloud communications leader in a large and growing market Orchestrating AI, voice, and messaging across cloud communications Proven business model delivering growth, profitability, and capital strength 3

A global cloud communications leader in a large and growing market 4 1

Bandwidth powers mission-critical communications across three customer markets… 100% of the GartnerⓇ UCaaS1 and CCaaS2 platform Leaders The largest global enterprises High-volume messaging platforms and apps 1 UCaaS - Unified Communications as a Service. 2 CCaaS - Contact Center as a Service. 5

6 …and now, a leading CRM platform Launches CRM as a new voice AI market Embeds Bandwidth in governed AI workflows Deepens our role as mission-critical infrastructure for AI-driven voice and messaging Salesforce selected Bandwidth as the critical infrastructure partner to power voice and messaging for its new Agentforce Contact Center

Bandwidth uniquely delivers the only global, owned and operated cloud communications platform Durable Customer Loyalty Trusted platform for hyperscalers and global enterprises → Sustained >99% customer retention Global Communications Infrastructure Owned network and regulatory licenses across nearly 70 countries with ~7,000 direct carrier connections worldwide → Structural margin advantage and durable barriers to entry AI Voice Orchestration Platform Maestro enables enterprises to deploy and scale AI voice agents with ultra-low latency, reliability, scalability—with trust and compliance embedded → Higher usage, richer call flows, and expanding software revenue 7

Built for global mission-critical communications 30M+ 7,000+ Direct Carrier Connections 911 Endpoints 150B+ 55B+ Messages Every Year Minutes Each Year ~70 93%+ of the Global Economy Countries 8 Ultra-Low Latency Carrier-Grade Reliability Production AI At Scale Software Orchestration Award-Winning Support

Exceptional customer retention and loyalty 9 99% Customer Name Retention 110% Net Retention Rate 1 12 years Top 20 Customer Median Tenure 1 Net retention rate of 110% excludes the benefit of political campaign messaging revenue in 2024. Note: Customer metrics as of March 31, 2026. See Appendix for definitions of metrics presented in this slide.

A history of award-winning innovation

Leader in Worldwide CPaaS-2025[1]

Leader in Worldwide Communications Engagement Platforms 2026[2]

Best of Show
Enterprise Connect—2023

Innovation in Customer Service
Stevie Awards—2025

Best CPaaS Platform
UC Awards—2024

Most Innovative Product
CX Today—2023

Leader
G2

[1] IDC MarketScape: Worldwide Communications Platform as a Service (CPaaS) 2025 Vendor Assessment (doc #US52039625, Feb. 2025).
[2] IDC MarketScape: Worldwide Communications Engagement Platforms (CEP) 2026 Vendor Assessment (doc #US53542326, April 2026).

bandwidth 10

Orchestrating AI, voice, and messaging across cloud communications 11 2

Bandwidth: critical infrastructure in the AI tech stack

More interactions from AI agents: Continuous, automated communication flows increase platform usage
Higher value per interaction: Additional call legs, services, and software expand revenue per interaction



Enterprise Systems & Workflows
AI Voice Applications
Bandwidth Communications Cloud
Owned Global Network + Maestro Orchestration Software
~7,000 direct carrier connections
Global Communications Ecosystem

Deeply embedded in governed workflows
- Trust, compliance, and integrations built into the network

Orchestration layer for AI-driven communications
- Maestro connects AI agents across enterprise systems

Control and observability for high-value interactions
- Source of truth, visibility, auditability at enterprise scale

Usage Model expands with Voice AI adoption

12

13 The orchestration layer for AI-driven enterprise communications… …With the world’s largest number of ecosystem integrations CCaaS UCaaS CRM Trust Conversational AI 911 Location Maestro connects the enterprise ecosystem

Bandwidth powers mission-critical voice



Genesys:
PSTN Matters

Genesys

VIEW STORY→

Genesys fuels global CX growth through AI-driven orchestration and its partnership with Bandwidth



Five9

Five9

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Five9 partners with Bandwidth to drive customer communication at a global scale for many of their products

Bookline

VIEW STORY→

Bookline's platform helps hospitality venues adopt conversational AI-driven customer service and reclaim missed revenue ibex

VIEW STORY→

ibex transforms its telecom strategy with Bandwidth, adopting BYOC cloud services to support its diverse client needs



PENNYMAC

Pennymac

VIEW STORY→

Pennymac leverages BYOC with Bandwidth to deliver technology solutions that improve customer and employee communications



Wyndham &
Canary in Maestro

Wyndham

VIEW STORY→

Wyndham's CCaaS (Five9) and AI (Canary) setup that ensures routing control, full DR, and mitigates vendor lock-in

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Bandwidth powers mission-critical messaging


attentive

Attentive

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Retail and ecommerce leaders rely on Attentive for text message marketing di dental intelligence

Dental Intelligence

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Dental Intelligence helps practices boost profitability with smart SMS


Jars | CAPITAL

Jars Capital

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SMS fuels better resident communications in housing developments


DeansList

DeansList

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DeansList connects schools and parents with two-way 10DLC SMS

MEA

VIEW STORY→

Helping institutions connect with customers via Short code, Toll-free, and 10DLC SMS


bandwidth | Customer stories
Yosi health

Yosi Health

VIEW STORY→

Yosi creates efficiencies and big savings for healthcare providers, thanks to SMS

15

Proven business model delivering growth, profitability, and capital strength 16 3

Durable revenue growth 17 (USD Millions) Cloud communications revenue2 Messaging surcharges3 1 Represents midpoint of guidance provided in the Financial Outlook section of the April 30, 2026 earnings press release. 2 Cloud communications revenue is total revenue less pass-through messaging surcharge revenue. 3 Messaging surcharges is defined as pass-through messaging surcharges levied by carriers on Application to Person (A2P) text messages. Note: Totals may not sum due to rounding. 18% 2026E total revenue growth y/y1 $99 $122 $209 $192 $890 $475 $479 $540 $561 2022 2023 2024 2025 2026E1 Cloud comms surcharges $573 $601 $748 $754

Expanding non-GAAP gross margin Scale and AI adoption Software mix Global coverage Operational efficiencies Fueling gross margin expansion Note: We calculate non-GAAP gross margin by dividing non-GAAP gross profit by Cloud communications revenue, which is total revenue less pass-through messaging surcharge revenue. See Appendix for GAAP to non-GAAP reconciliation. 18 2022 2023 2024 2025 55% 55% 57% 58%

Accelerating profitability: Adjusted EBITDA growth 1 Represents midpoint of guidance provided in the Financial Outlook section of the April 30, 2026 earnings press release. Bandwidth has not reconciled full year 2026 guidance related to Adjusted EBITDA to GAAP Net income or loss, because stock-based compensation cannot be reasonably calculated or predicted at this time. 2Calculated by dividing the midpoint of 2026 Adjusted EBITDA guidance provided in the Financial Outlook section of the April 30, 2026 earnings press release by the midpoint of 2026 projected Cloud communications revenue of between $616 million and $624 million. 19 31% 2026E Adjusted EBITDA growth y/y1 20% 2026E Adjusted EBITDA margin2 (USD Millions) $35 $48 $82 $93 $122 2022 2023 2024 2025 2026E1

Deleveraging through strong cash flow generation 20 (USD Millions) 2021 2022 2023 2024 Q1’26 $ 650 $490 $425 $285 $150 13.1x1 14.2x1 8.8x1 3.5x1 1.5x1 Total Long-Term Debt Cash Flow 1 Long-term debt at respective balance sheet date, divided by the corresponding period’s TTM adjusted EBITDA 2021 2022 2023 2024 2025 $41 $35 $39 $4 ($11) $19 $84 $59 $89 $57 Operating Cash Flow Free Cash Flow

Compelling investment thesis A global cloud communications leader in a large and growing market Unique combination of software and global owned- and-operated network creates strong competitive moat Mission-critical infrastructure for enterprise AI-driven communications Healthy balance sheet and growing cash generation provide capital structure strength Growing Market Competitive Advantage Essential for Voice AI Strong Financial Position 21

22 We develop and deliver the power to communicate Voice Messaging Emergency Services AI

Appendix 23

GAAP to non-GAAP reconciliation - gross profit 1 Calculated by dividing Non-GAAP gross profit by revenue less pass-through surcharges of $98.6M in FY22, $122.2M in FY23, $208.7M in FY24, and $192.4M in FY25. Note: Totals may not sum due to rounding. USD millions FY22 FY23 FY24 FY25 Gross Profit 238.4 236.2 280.0 295.1 Gross Margin % 42% 39% 37% 39% Depreciation 13.6 16.3 18.5 20.7 Amortization of acquired intangible assets 7.7 7.8 7.8 8.1 Stock-based compensation 0.4 1.1 1.6 2.2 Non-GAAP Gross Profit 260.0 261.4 307.9 326.0 Non-GAAP Gross Margin %1 55% 55% 57% 58% 24

GAAP to non-GAAP reconciliation – adjusted EBITDA, free cash flow

USD millions	FY22	FY23	FY24	FY25
Net income (loss)	**19.6**	**(16.3)**	**(6.5)**	**(12.9)**
Income tax benefit	(2.3)	(3.0)	(2.4)	(3.7)
Interest expense, net	3.0	0.8	1.9	2.0
Depreciation	18.4	24.4	31.7	35.7
Amortization	17.2	17.3	17.5	18.1
Stock-based compensation	20.7	37.0	48.4	52.3
Gain on sale of business	(3.8)	-	-	-
Net cost associated with early lease terminations and leases without economic benefit	-	4.0	2.4	-
Net gain on extinguishment of debt	(40.2)	(12.8)	(10.3)	(1.1)
Gain on business interruption insurance recoveries	-	(4.0)	-	-
Non-recurring items not indicative of ongoing operations and other[1]	2.0	0.8	(0.6)	2.8
Adjusted EBITDA	**34.6**	**48.2**	**82.1**	**93.3**
Net cash provided by operating activities	34.9	39.0	83.9	89.5
Net cash used in investing in capital assets[2]	(45.4)	(19.9)	(25.4)	(32.9)
Free cash flow	**(10.5)**	**19.1**	**58.5**	**56.6**

[1]Non-recurring items not indicative of ongoing operations and other include (i) $0.9 million of foreign currency losses on the settlement of intercompany borrowings, which were repatriated in conjunction with the repurchase of the 2026 Convertible Notes and $0.6 million of nonrecurring litigation expense for the year ended December 31, 2022, (ii) a $1.0 million gain on the sale of an intangible asset for the year ended December 31, 2024, and (iii) $0.4 million, $0.8 million, and $0.5 million of losses on disposals of property, plant and equipment during the years ended December 31, 2024, 2023, and 2022, respectively. For the year ended December 31, 2025, non-recurring items not indicative of ongoing operations and other include $1.3 million of foreign exchange charges primarily related to balance sheet revaluations, $0.5 million in nonrecurring litigation expense, $0.9 million of losses on disposals of property, plant and equipment, and $0.1 million of losses on sale of business.

[2]Represents the acquisition cost of property, plant and equipment and capitalized development costs for software for internal use.

Note: Totals may not sum due to rounding.

bandwidth 25

Definitions Adjusted EBITDA: Net income or losses from continuing operations, adjusted to reflect the addition or elimination of certain statement of operations items including, but not limited to: income tax (benefit) provision, interest (income) expense, net, depreciation and amortization expense, acquisition related expenses, stock-based compensation expense, impairment of intangible assets, (gain) loss on sale of business, net cost associated with early lease terminations and leases without economic benefit, net (gain) loss on extinguishment of debt, gain on business interruption insurance recoveries, and non-recurring items not indicative of ongoing operations and other. Adjusted EBITDA margin: Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by cloud communications revenue, which excludes pass-through messaging surcharge revenue. Average annual customer revenue: Average annual customer revenue is the trailing twelve month revenue divided by the average [number] of active customers from the current quarter and number of active customers from the same quarter of the prior year. Cloud communications revenue: Total revenue less pass-through messaging surcharge revenue. Customer name retention rate: Customer name retention rate (CNRR) is defined as the percentage of customers with $100k or greater revenue in the prior twelve month period that remain customers in the current twelve month period. Free cash flow: Free cash flow represents net cash provided by or used in operating activities less net cash used in the acquisition of property, plant and equipment and capitalized development costs of software for internal use. Free cash flow margin: Free cash flow margin is calculated by dividing free cash flow by cloud communications revenue, which excludes pass-through messaging surcharge revenue. Messaging surcharge revenue: Revenue derived from fees imposed by certain carriers within the messaging ecosystem, which are subsequently invoiced and passed through to customers. Net Retention Rate ("NRR"): To calculate the net retention rate, we first identify the cohort of customers that generated revenue in the same quarter of the prior year. The net retention rate is obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. The net retention rate reported in a quarter is then obtained by averaging the result from that quarter by the corresponding results from each of the prior three quarters. Customers of acquired businesses are included in the subsequent year’s calendar quarter of acquisition. Non-GAAP Gross Profit: Gross profit after adding back the following items: depreciation and amortization; amortization of acquired intangible assets related to acquisitions; and stock-based compensation. Non-GAAP Gross Margin: Non-GAAP Gross Margin is calculated by dividing non-GAAP gross profit by cloud communications revenue, which excludes pass-through messaging surcharge revenue. 26